(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2001


Merrill Lynch
Fundamental Growth
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Fundamental Growth
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
For the fiscal year ended August 31, 2001, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -36.71%, -37.36%, -37.35% and -36.88%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.) This compares with the -41.85% return of Lipper Inc.'s Large Cap Growth Average for the same period. The Fund's performance was below the total return of -24.39% for the unmanaged Standard & Poor's 500 (S&P 500) Index for the same 12-month period. Our focus is on equity investments of US-based large-capitalization growth companies, which as an investment category, experienced relatively poor investment returns compared to other categories for the fiscal year ended August 31, 2001.

The downtrend in US equity markets for the 12 months ended
August 31, 2001 was a significant factor in the Fund's negative investment returns. However, the primary reason for the Fund's outperformance compared to other actively managed large cap growth funds is that we began a significant reduction in the Fund's net investment weighting in stocks of technology companies in late August 2000. Prior to this, the percentage of the Fund's net assets invested in technology companies ranged from 40% - 50% of net assets. As of August 31, 2001, our exposure in technology companies represented less than 1.5% of net assets.

During the last six months of the Fund's fiscal year, we eliminated equity investments in General Electric Company, Enron Corporation and in the energy equipment and services industries. Subsequently, we also eliminated equity investments made in late March 2001 in the communications equipment infrastructure business. We believed that major new contractual commitments by wireless telecommunications service providers for the new Internet-based service infrastructure would lead to an upturn in overall business and profitability in this technology sector. However, the downturn in global business conditions, particularly in the consumer durable goods sector (that is, the automotive industry) as well as capital spending on technology equipment and software, is leading to stretch-outs and cancellations of corporate capital spending plans.

We structured the Fund for an upturn in real consumer spending in the areas of staple goods, such as apparel, home-improvement goods and services, foods, beverages, pharmaceuticals and entertainment goods and services. As of August 31, 2001, about 26% of the Fund's net assets were invested in retailers with the Fund's other important industry sectors including health care, financials and consumer staples, which represent more than 79% of net assets. For complete listings of the Fund's ten largest equity holdings and ten largest industries, see page 8 of this report to shareholders.


Market Outlook
The US Federal Reserve Board and other central banks have been easing monetary policy since early January 2001. The US Government began mailing tax rebate checks in July 2001, which may aggregate $38 billion in tax refunds to Americans, and the average effective Federal income tax rate for lower-income and middle-income households is being lowered. In our opinion, it is reasonable to assume that these monetary and fiscal policy changes could provide an increase in the rate of real growth in consumer spending. Also, these policy changes could lead to an upward trend in US stock market values after a long downtrend since the last peak in stock market values in March 2000.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


In Conclusion
On July 11, 2001, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Growth Fund in exchange for newly issued shares of the Fund. These Funds are registered, open-end management investment companies. Merrill Lynch Growth Fund is registered as non-diversified. Both entities have a similar investment objective and are managed by Merrill Lynch Investment Managers, L.P.

We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to sharing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



September 12, 2001



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions. Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                        6-Month           12-Month       Since Inception
As of August 31, 2001                                 Total Return      Total Return       Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*         -16.62%           -36.71%           +178.93%
ML Fundamental Growth Fund, Inc. Class B Shares*         -17.06            -37.36            +159.92
ML Fundamental Growth Fund, Inc. Class C Shares*         -17.01            -37.35            +156.02
ML Fundamental Growth Fund, Inc. Class D Shares*         -16.72            -36.88            +173.82
Standard & Poor's 500 Index**                            - 7.98            -24.39        +170.27/+208.26

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/21/94 for Class A & Class B
Shares and from 12/24/92 for Class C & Class D Shares.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/31/94 and from 12/31/92, respectively.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Fundamental Growth Fund++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++.
Values illustrated are as follows :


Merrill Lynch Fundamental Growth Fund++
Class A Shares*

Date                           Value

10/21/1994**                  $ 9,475.00
August 1995                   $11,422.00
August 1996                   $13,594.00
August 1997                   $18,928.00
August 1998                   $20,134.00
August 1999                   $28,405.00
August 2000                   $41,758.00
August 2001                   $26,429.00


Merrill Lynch Fundamental Growth Fund++
Class B Shares*

Date                           Value

10/21/1994**                  $10,000.00
August 1995                   $11,960.00
August 1996                   $14,075.00
August 1997                   $19,416.00
August 1998                   $20,428.00
August 1999                   $28,513.00
August 2000                   $41,501.00
August 2001                   $25,996.00


S&P 500 Index++++

Date                           Value

10/21/1994**                  $10,000.00
August 1995                   $12,176.00
August 1996                   $14,456.00
August 1997                   $20,332.00
August 1998                   $21,983.00
August 1999                   $30,729.00
August 2000                   $35,744.00
August 2001                   $27,026.00


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Fundamental Growth Fund++ Class C and Class D Shares* compared to a similar investment in S&P 500 Index++++.
Values illustrated are as follows :


Merrill Lynch Fundamental Growth Fund++
Class C Shares*

Date                           Value

12/24/1992**                  $10,000.00
August 1993                   $ 9,860.00
August 1994                   $ 9,960.00
August 1995                   $11,781.00
August 1996                   $13,864.00
August 1997                   $19,118.00
August 1998                   $20,110.00
August 1999                   $28,084.00
August 2000                   $40,871.00
August 2001                   $25,606.00


Merrill Lynch Fundamental Growth Fund++
Class D Shares*

Date                           Value

12/24/1992**                  $ 9,475.00
August 1993                   $ 9,390.00
August 1994                   $ 9,561.00
August 1995                   $11,392.00
August 1996                   $13,522.00
August 1997                   $18,782.00
August 1998                   $19,924.00
August 1999                   $28,027.00
August 2000                   $41,107.00
August 2001                   $25,947.00


S&P 500 Index++++

Date                           Value

12/24/1992**                  $10,000.00
August 1993                   $10,842.00
August 1994                   $11,435.00
August 1995                   $13,887.00
August 1996                   $16,488.00
August 1997                   $23,190.00
August 1998                   $25,073.00
August 1999                   $35,049.00
August 2000                   $40,769.00
August 2001                   $30,826.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++MLFundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class A & Class B Shares' graph is from 10/31/94 and in the Class C & Class D Shares' graph is from 12/31/92.
Past performance is not predictive of future performance.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


PERFORMANCE DATA (concluded)

Average Annual Total Return


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class A Shares*
One Year Ended 6/30/01                     -26.17%        -30.05%
Five Years Ended 6/30/01                   +15.63         +14.39
Inception (10/21/94) through 6/30/01       +17.94         +16.99

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return          % Return
                                       Without CDSC      With CDSC**
Class B Shares*
One Year Ended 6/30/01                     -26.95%          -29.61%
Five Years Ended 6/30/01                   +14.43           +14.19
Inception (10/21/94) through 6/30/01       +16.73           +16.73

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return          % Return
                                       Without CDSC      With CDSC**
Class C Shares*
One Year Ended 6/30/01                     -26.92%          -27.58%
Five Years Ended 6/30/01                   +14.43           +14.43
Inception (12/24/92) through 6/30/01       +12.73           +12.73

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class D Shares*
One Year Ended 6/30/01                     -26.38%          -30.24%
Five Years Ended 6/30/01                   +15.32           +14.08
Inception (12/24/92) through 6/30/01       +13.60           +12.89

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary


Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS

                     Shares                                                                                      Percent of
Industries            Held                       Stocks                               Cost            Value      Net Assets
Banks                825,000  Golden West Financial Corporation                  $   54,888,114   $   47,742,750       0.9%
                   1,900,000  Northern Trust Corporation                            143,221,559      107,502,000       2.1
                   4,065,000  Wells Fargo Company                                   190,061,487      187,030,650       3.6
                                                                                 --------------   --------------      -----
                                                                                    388,171,160      342,275,400       6.6


Beverages          1,550,000  Anheuser-Busch Companies, Inc.                         66,356,158       66,712,000       1.3
                   2,650,000  The Coca-Cola Company                                 118,195,923      128,975,500       2.5
                   4,402,000  PepsiCo, Inc.                                         209,716,984      206,894,000       4.0
                                                                                 --------------   --------------      -----
                                                                                    394,269,065      402,581,500       7.8


Biotechnology      1,750,000  ++Amgen Inc.                                          116,028,106      112,525,000       2.2
                   1,320,000  ++IDEC Pharmaceuticals Corporation                     79,972,660       78,196,800       1.5
                   3,665,000  ++Immunex Corporation                                 109,722,307       63,624,400       1.2
                                                                                 --------------   --------------      -----
                                                                                    305,723,073      254,346,200       4.9


Commercial         1,200,000  ++Concord EFS, Inc.                                    65,244,364       62,964,000       1.2
Services &         1,590,000  H & R Block, Inc.                                      54,715,069       61,866,900       1.2
Supplies                                                                         --------------   --------------      -----
                                                                                    119,959,433      124,830,900       2.4


Diversified        1,330,000  Fannie Mae                                            110,787,996      101,359,300       2.0
Financials           700,000  The Goldman Sachs Group, Inc.                          64,466,348       56,070,000       1.1
                     968,000  Morgan Stanley Dean Witter & Co.                       60,636,746       51,642,800       1.0
                   2,500,000  State Street Corporation                              129,730,465      121,400,000       2.3
                   1,524,700  T. Rowe Price Group Inc.                               58,689,822       57,008,533       1.1
                                                                                 --------------   --------------      -----
                                                                                    424,311,377      387,480,633       7.5


Food & Drug        3,640,920  CVS Corporation                                       182,421,543      131,473,621       2.6
Retailing          2,415,000  Koninklijke Ahold NV                                   74,720,505       72,087,808       1.4
                   2,100,000  SYSCO Corporation                                      57,820,773       58,842,000       1.1
                   3,310,400  Walgreen Co.                                          126,034,604      113,712,240       2.2
                                                                                 --------------   --------------      -----
                                                                                    440,997,425      376,115,669       7.3


Food Products      1,212,700  Unilever NV (NY Registered Shares)                     72,701,857       74,083,843       1.4


Hotels,            1,460,000  McDonald's Corporation                                 44,003,632       43,843,800       0.9
Restaurants &      1,225,000  ++Tricon Global Restaurants, Inc.                      54,930,559       52,209,500       1.0
Leisure                                                                          --------------   --------------      -----
                                                                                     98,934,191       96,053,300       1.9


Household          1,000,000  Colgate-Palmolive Company                              60,370,918       54,150,000       1.1
Products


IT Consulting &      990,000  Electronic Data Systems Corporation                    62,558,104       58,390,200       1.2
Services           4,120,000  ++Infonet Services Corporation (Class B)               51,258,962       11,536,000       0.2
                                                                                 --------------   --------------      -----
                                                                                    113,817,066       69,926,200       1.4


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)

                     Shares                                                                                      Percent of
Industries            Held                       Stocks                               Cost            Value      Net Assets
Insurance          1,500,000  American International Group, Inc.                 $  108,752,924   $  117,300,000       2.3%
                   1,150,000  Everest Re Group, Ltd.                                 80,343,563       74,635,000       1.4
                   3,360,000  Lincoln National Corporation                          166,760,684      167,529,600       3.2
                     137,000  ++Markel Corporation                                   25,532,581       25,334,040       0.5
                     600,000  Marsh & McLennan Companies, Inc.                       73,839,619       55,740,000       1.1
                                                                                 --------------   --------------      -----
                                                                                    455,229,371      440,538,640       8.5


Media              1,150,000  ++AOL Time Warner Inc.                                 17,883,684       42,952,500       0.8
                     655,300  ++Clear Channel Communications, Inc.                   28,195,094       32,941,931       0.6
                   1,660,300  ++Hispanic Broadcasting Corporation                    47,463,966       34,268,592       0.7
                   1,677,700  The Interpublic Group of Companies, Inc.               54,998,702       45,432,116       0.9
                     888,100  ++Viacom, Inc. (Class B)                               28,886,843       37,655,440       0.7
                   5,012,300  The Walt Disney Company                               167,410,765      127,462,789       2.5
                                                                                 --------------   --------------      -----
                                                                                    344,839,054      320,713,368       6.2


Multiline            965,000  Family Dollar Stores, Inc.                             28,098,423       28,950,000       0.6
Retail             1,800,000  ++Kohl's Corporation                                  118,958,263       99,900,000       1.9
                   3,000,000  Target Corporation                                    111,579,590      103,950,000       2.0
                   5,060,000  Wal-Mart Stores, Inc.                                 252,470,320      243,133,000       4.7
                                                                                 --------------   --------------      -----
                                                                                    511,106,596      475,933,000       9.2


Personal           1,425,000  The Estee Lauder Companies Inc. (Class A)              59,646,557       55,361,250       1.1
Products


Pharmaceuticals      725,000  Allergan Inc.                                          63,746,875       52,381,250       1.0
                     900,000  ++Forest Laboratories, Inc.                            65,422,259       65,709,000       1.3
                   1,960,000  Johnson & Johnson                                     110,664,054      103,311,600       2.0
                   1,500,000  ++King Pharmaceuticals, Inc.                           61,566,548       64,875,000       1.3
                   1,500,000  Merck & Co., Inc.                                     105,485,685       97,650,000       1.9
                     199,800  Mylan Laboratories, Inc.                                5,591,122        6,591,402       0.1
                   4,420,000  Pfizer Inc.                                           180,270,905      169,330,200       3.3
                   1,500,000  Sanofi-Synthelabo SA                                   97,273,391       98,175,330       1.9
                   1,210,000  ++Watson Pharmaceuticals, Inc.                         72,644,238       67,881,000       1.3
                                                                                 --------------   --------------     ------
                                                                                    762,665,077      725,904,782      14.1


Specialty          3,600,000  ++Bed Bath & Beyond Inc.                              111,249,167      103,824,000       2.0
Retail             3,885,600  The Home Depot, Inc.                                  157,728,946      178,543,320       3.5
                   6,000,000  Lowe's Companies, Inc.                                184,327,664      223,200,000       4.3
                                                                                 --------------   --------------      -----
                                                                                    453,305,777      505,567,320       9.8


Wireless           2,425,000  Vodafone Group PLC (ADR)(a)                            76,030,567       48,863,750       0.9
Telecommuni-
cation
Services


                              Total Stocks                                        5,082,078,564    4,754,725,755      92.1


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)

                      Face                                                                                       Percent of
                     Amount              Short-Term Securities                        Cost            Value      Net Assets
Commercial       $50,000,000  E.I. duPont de Nemours, 3.49% due 9/18/2001        $   49,917,597   $   49,917,597       1.0%
Paper*            25,000,000  First Data Corporation, 3.48% due 9/25/2001            24,942,000       24,942,000       0.5
                  25,000,000  Fortis Funding LLC, 3.49% due 9/24/2001                24,944,257       24,944,257       0.5
                  48,976,000  General Motors Acceptance Corp, 3.69%
                              due 9/04/2001                                          48,960,940       48,960,940       0.9
                  50,000,000  Morgan (J.P.) & Company, 3.67% due 9/04/2001           49,984,708       49,984,708       1.0
                                                                                 --------------   --------------      -----
                                                                                    198,749,502      198,749,502       3.9


US Government                 Fannie Mae:
Agency            26,456,000   3.42% due 9/20/2001                                   26,408,247       26,408,247       0.5
Obligations*      15,000,000   3.44% due 10/05/2001                                  14,951,267       14,951,267       0.2
                              Freddie Mac:
                  50,000,000   3.40% due 10/02/2001                                  49,853,611       49,853,611       1.0
                  52,045,000   3.47% due 10/09/2001                                  51,854,371       51,854,371       1.0
                  50,000,000   3.37% due 10/16/2001                                  49,789,375       49,789,375       1.0
                                                                                 --------------   --------------      -----
                                                                                    192,856,871      192,856,871       3.7


                              Total Short-Term Securities                           391,606,373      391,606,373       7.6


Total Investments                                                                $5,473,684,937    5,146,332,128      99.7
                                                                                 ==============
Other Assets Less Liabilities                                                                         17,287,785       0.3
                                                                                                  --------------    -------
Net Assets                                                                                        $5,163,619,913     100.0%
                                                                                                  ==============    =======

++Non-income producing security.
*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).

See Notes to Financial Statements.

PORTFOLIO INFORMATION

As of August 31, 2001

                                        Percent of
Ten Largest Holdings                    Net Assets

Wal-Mart Stores, Inc.                       4.7%
Lowe's Companies, Inc.                      4.3
PepsiCo, Inc.                               4.0
Wells Fargo Company                         3.6
The Home Depot, Inc.                        3.5
Pfizer Inc.                                 3.3
Lincoln National Corporation                3.2
CVS Corporation                             2.6
The Coca-Cola Company                       2.5
The Walt Disney Company                     2.5


                                        Percent of
Ten Largest Industries                  Net Assets

Pharmaceuticals                            14.1%
Specialty Retail                            9.8
Multiline Retail                            9.2
Insurance                                   8.5
Beverages                                   7.8
Diversified Financials                      7.5
Food & Drug Retailing                       7.3
Banks                                       6.6
Media                                       6.2
Biotechnology                               4.9


                                        Percent of
Geographic Allocation                  Net Assets++

United States                              86.5%
Netherlands                                 2.8
France                                      1.9
United Kingdom                              0.9


++ Total may not equal 100%.



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2001
Assets:             Investments, at value (including securities loaned
                    of $283,880,918) (identified cost--$5,473,684,937)                                       $5,146,332,128
                    Investments held as collateral for loaned securities,
                    at value                                                                                    293,726,356
                    Foreign cash                                                                                      1,290
                    Receivables:
                      Securities sold                                                    $  106,484,046
                      Capital shares sold                                                     6,881,693
                      Dividends                                                               4,641,153
                      Loaned securities                                                           5,471         118,012,363
                                                                                         --------------
                    Prepaid registration fees                                                                       187,478
                                                                                                             --------------
                    Total assets                                                                              5,558,259,615
                                                                                                             --------------


Liabilities:        Collateral on securities loaned, at value                                                   293,726,356
                    Payables:
                      Securities purchased                                                   82,042,588
                      Capital shares redeemed                                                11,392,092
                      Distributor                                                             2,849,983
                      Investment adviser                                                      2,490,875          98,775,538
                                                                                         --------------
                    Accrued expenses and other liabilities                                                        2,137,808
                                                                                                             --------------
                    Total liabilities                                                                           394,639,702
                                                                                                             --------------


Net Assets:         Net assets                                                                               $5,163,619,913
                                                                                                             ==============


Net Assets          Class A Shares of capital stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                            $    5,446,474
                    Class B Shares of capital stock, $.10 par value,
                    250,000,000 shares authorized                                                                14,157,870
                    Class C Shares of capital stock, $.10 par value,
                    100,000,000 shares authorized                                                                 3,772,840
                    Class D Shares of capital stock, $.10 par value,
                    100,000,000 shares authorized                                                                 7,525,367
                    Paid-in capital in excess of par                                                          6,271,723,046
                    Accumulated investment loss--net                                                               (91,026)
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                                    (367,638,700)
                    Accumulated distributions in excess of realized
                    capital gains on investments and foreign currency
                    transactions--net                                                                         (443,977,952)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                                (327,298,006)
                                                                                                             --------------
                    Net assets                                                                               $5,163,619,913
                                                                                                             ==============


Net Asset Value:    Class A--Based on net assets of $950,921,580 and
                    54,464,735 shares outstanding                                                            $        17.46
                                                                                                             ==============
                    Class B--Based on net assets of $2,299,511,495 and
                    141,578,697 shares outstanding                                                           $        16.24
                                                                                                             ==============
                    Class C--Based on net assets of $616,399,767 and
                    37,728,399 shares outstanding                                                            $        16.34
                                                                                                             ==============
                    Class D--Based on net assets of $1,296,787,071 and
                    75,253,672 shares outstanding                                                            $        17.23
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 2001
Investment          Dividends (net of $529,910 foreign withholding tax)                                      $   40,393,686
Income:             Interest                                                                                     27,762,055
                    Securities lending--net                                                                         241,495
                                                                                                             --------------
                    Total income                                                                                 68,397,236
                                                                                                             --------------


Expenses:           Investment advisory fees                                             $   35,225,639
                    Account maintenance and distribution fees--Class B                       27,868,637
                    Account maintenance and distribution fees--Class C                        6,146,125
                    Transfer agent fees--Class B                                              4,462,867
                    Account maintenance fees--Class D                                         3,673,646
                    Transfer agent fees--Class D                                              2,060,246
                    Transfer agent fees--Class A                                              1,352,251
                    Transfer agent fees--Class C                                              1,065,580
                    Accounting services                                                         937,903
                    Registration fees                                                           646,921
                    Custodian fees                                                              316,104
                    Printing and shareholder reports                                            273,196
                    Professional fees                                                           179,785
                    Directors' fees and expenses                                                100,340
                    Pricing fees                                                                 28,652
                    Other                                                                       137,943
                                                                                         --------------
                    Total expenses                                                                               84,475,835
                                                                                                             --------------
                    Investment loss--net                                                                       (16,078,599)
                                                                                                             --------------


Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                    (790,050,197)
(Loss) on             Foreign currency transactions--net                                    (1,004,343)       (791,054,540)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation:
Transactions--        Investments--net                                                  (1,930,557,893)
Net:                  Foreign currency transactions--net                                         75,697     (1,930,482,196)
                                                                                         --------------    ----------------
                    Net Decrease in Net Assets Resulting from Operations                                   $(2,737,615,335)
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                        For the Years Ended August 31,
Increase (Decrease) in Net Assets:                                                        2001                2000
Operations:         Investment loss--net                                                $  (16,078,599)      $ (30,703,211)
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                            (791,054,540)         453,467,841
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                  (1,930,482,196)       1,358,782,507
                                                                                        ---------------      --------------
                    Net increase (decrease) in net assets resulting from operations     (2,737,615,335)       1,781,547,137
                                                                                        ---------------      --------------


Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                                        --        (43,750,779)
                      Class B                                                                        --       (170,903,218)
                      Class C                                                                        --        (26,261,623)
                      Class D                                                                        --        (79,730,301)
                    In excess of realized gain on investments--net:
                      Class A                                                              (61,586,116)                  --
                      Class B                                                             (219,451,798)                  --
                      Class C                                                              (44,434,619)                  --
                      Class D                                                             (118,505,419)                  --
                                                                                         --------------      --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                       (443,977,952)       (320,645,921)
                                                                                         --------------      --------------


Capital Share       Net increase in net assets derived from capital
Transactions:       share transactions                                                    1,711,944,837       1,595,773,254
                                                                                         --------------      --------------


Net Assets:         Total increase (decrease) in net assets                             (1,469,648,450)       3,056,674,470
                    Beginning of year                                                     6,633,268,363       3,576,593,893
                                                                                         --------------      --------------
                    End of year                                                          $5,163,619,913      $6,633,268,363
                                                                                         ==============      ==============

                    *Accumulated investment loss--net                                   $      (91,026)                  --
                                                                                         ==============      ==============

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                     Class A
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share         Net asset value, beginning of year         $    29.98   $    21.99   $    16.19   $    17.37   $    13.60
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:        Investment income--net++                        .08          .02          .13          .07          .07
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                  (10.64)         9.91         6.37         1.09         4.95
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations              (10.56)         9.93         6.50         1.16         5.02
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions from:
                    Realized gain on investments--net                --       (1.94)        (.70)       (2.34)       (1.25)
                    In excess of realized gain on
                    investments--net                             (1.96)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                            (1.96)       (1.94)        (.70)       (2.34)       (1.25)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    17.46   $    29.98   $    21.99   $    16.19   $    17.37
                                                             ==========   ==========   ==========   ==========   ==========


Total Investment  Based on net asset value per share           (36.71%)       47.01%       41.08%        6.37%       39.24%
Return:*                                                     ==========   ==========   ==========   ==========   ==========


Ratios to         Expenses                                         .80%         .76%         .81%         .87%         .99%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                           .35%         .09%         .60%         .37%         .47%
                                                             ==========   ==========   ==========   ==========   ==========


Supplemental      Net assets, end of year (in thousands)     $  950,922   $  882,072   $  472,464   $  167,133   $   62,049
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            149.86%       98.71%       52.72%       40.27%       94.38%
                                                             ==========   ==========   ==========   ==========   ==========


The following per share data and ratios
have been derived from information
provided in the financial statements.                                                     Class B
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share         Net asset value, beginning of year         $    28.06   $    20.75   $    15.39   $    16.69   $    13.14
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:        Investment loss--net++                        (.13)        (.23)        (.08)        (.11)        (.09)
                    Realized and unrealized gain
                    (loss) on investmentsand foreign
                    currency transactions--net                   (9.95)         9.32         6.05         1.05         4.79
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations              (10.08)         9.09         5.97          .94         4.70
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions from:
                    Realized gain on investments--net                --       (1.78)        (.61)       (2.24)       (1.15)
                    In excess of realized gain on
                    investments--net                             (1.74)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                            (1.74)       (1.78)        (.61)       (2.24)       (1.15)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    16.24   $    28.06   $    20.75   $    15.39   $    16.69
                                                             ==========   ==========   ==========   ==========   ==========


Total Investment  Based on net asset value per share           (37.36%)       45.55%       39.58%        5.21%       37.95%
Return:*                                                     ==========   ==========   ==========   ==========   ==========


Ratios to         Expenses                                        1.81%        1.77%        1.83%        1.88%        2.02%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                           (.62%)       (.92%)       (.41%)       (.64%)       (.59%)
                                                             ==========   ==========   ==========   ==========   ==========


Supplemental      Net assets, end of year (in thousands)     $2,299,511   $3,411,474   $2,000,535   $  641,688   $  216,636
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            149.86%       98.71%       52.72%       40.27%       94.38%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                     Class C
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share         Net asset value, beginning of year         $    28.26   $    20.88   $    15.45   $    16.72   $    13.14
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:        Investment loss--net++                        (.13)        (.24)        (.09)        (.11)        (.09)
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                  (10.01)         9.39         6.10         1.05         4.79
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations              (10.14)         9.15         6.01          .94         4.70
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions from:
                    Realized gain on investments--net                --       (1.77)        (.58)       (2.21)       (1.12)
                    In excess of realized gain on
                    investments--net                             (1.78)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                            (1.78)       (1.77)        (.58)       (2.21)       (1.12)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    16.34   $    28.26   $    20.88   $    15.45   $    16.72
                                                             ==========   ==========   ==========   ==========   ==========


Total Investment  Based on net asset value per share           (37.35%)       45.53%       39.65%        5.19%       37.90%
Return:*                                                     ==========   ==========   ==========   ==========   ==========


Ratios to         Expenses                                        1.83%        1.78%        1.83%        1.89%        2.02%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                           (.66%)       (.93%)       (.43%)       (.63%)       (.58%)
                                                             ==========   ==========   ==========   ==========   ==========


Supplemental      Net assets, end of year (in thousands)     $  616,400   $  627,021   $  307,988   $  130,652   $   74,732
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            149.86%       98.71%       52.72%       40.27%       94.38%
                                                             ==========   ==========   ==========   ==========   ==========


The following per share data and ratios
have been derived from information
provided in the financial statements.                                                     Class D
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share         Net asset value, beginning of year         $    29.63   $    21.77   $    16.06   $    17.27   $    13.54
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:        Investment income(loss)--net++                  .03        (.04)          .08          .02          .03
                    Realized and unrealized gain
                    (loss) on investmentsand foreign
                    currency transactions--net                  (10.52)         9.80         6.31         1.09         4.93
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations              (10.49)         9.76         6.39         1.11         4.96
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions from:
                    Realized gain on investments--net                --       (1.90)        (.68)       (2.32)       (1.23)
                    In excess of realized gain on
                    investments--net                             (1.91)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                            (1.91)       (1.90)        (.68)       (2.32)       (1.23)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    17.23   $    29.63   $    21.77   $    16.06   $    17.27
                                                             ==========   ==========   ==========   ==========   ==========


Total Investment  Based on net asset value per share           (36.88%)       46.67%       40.67%        6.08%       38.90%
Return:*                                                     ==========   ==========   ==========   ==========   ==========


Ratios to         Expenses                                        1.04%        1.01%        1.05%        1.11%        1.24%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income(loss)--net                     .14%       (.17%)         .36%         .12%         .17%
                                                             ==========   ==========   ==========   ==========   ==========


Supplemental      Net assets, end of year (in thousands)     $1,296,787   $1,712,701   $  795,607   $  157,899   $   53,101
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            149.86%       98.71%       52.72%       40.27%       94.38%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option,the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of August 31, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $16,991,915 have been reclassified between paid-in capital in excess of par and accumulated net investment loss, $1,004,342 has been reclassified between accumulated net investment loss and accumulated net realized capital losses and $308 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account
                               Maintenance       Distribution
                                   Fee               Fee

Class B                            .25%             .75%
Class C                            .25%             .75%
Class D                            .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                  FAMD           MLPF&S

Class A                          $  1,454      $   21,296
Class D                          $129,720      $2,023,862


For the year ended August 31, 2001, MLPF&S received contingent deferred sales charges of $2,950,117 and $195,639 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,592 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2001, the QA Advisors received $1,224 in securities lending agent fees.

In addition, MLPF&S received $2,666,874 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended August 31, 2001, the Fund reimbursed MLIM an aggregate of $388,701 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $9,755,762,398 and $7,898,798,185, respectively.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


Net realized gains (losses) for the year ended August 31, 2001 and net unrealized gains (losses) as of August 31, 2001 were as follows:

                                       Realized         Unrealized
                                        Gains             Gains
                                       (Losses)          (Losses)

Long-term investments             $(790,140,064)    $ (327,352,809)
Short-term investments                    89,867                 --
Foreign currency transactions        (1,004,343)             54,803
                                   -------------    ---------------
Total                             $(791,054,540)    $ (327,298,006)
                                   =============    ===============


As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $327,352,809, of which $134,626,402 related to appreciated securities and $461,979,211 related to depreciated securities. At August 31, 2001, the aggregate cost of investments for Federal income tax purposes was $5,473,684,937.



4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,711,944,837 and $1,595,773,254 for the years ended August 31, 2001 and August 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended August 31, 2001                      Shares            Amount

Shares sold                               33,023,170      $ 706,933,970
Shares issued to shareholders
in reinvestment of distributions           2,082,703         47,006,601
                                       -------------      -------------
Total issued                              35,105,873        753,940,571
Shares redeemed                         (10,059,479)      (209,028,749)
                                       -------------      -------------
Net increase                              25,046,394      $ 544,911,822
                                       =============      =============



Class A Shares for the Year                                  Dollar
Ended August 31, 2000                      Shares            Amount

Shares sold                               13,954,826      $ 374,057,263
Shares issued to shareholders
in reinvestment of distributions           1,247,247         30,869,352
                                       -------------      -------------
Total issued                              15,202,073        404,926,615
Shares redeemed                          (7,273,977)      (192,459,722)
                                       -------------      -------------
Net increase                               7,928,096      $ 212,466,893
                                       =============      =============



Class B Shares for the Year                                  Dollar
Ended August 31, 2001                      Shares            Amount

Shares sold                               47,639,761     $  980,210,749
Shares issued to shareholders
in reinvestment of distributions           9,397,456        198,756,189
                                       -------------     --------------
Total issued                              57,037,217      1,178,966,938
Automatic conversion of shares           (7,003,487)      (138,401,702)
Shares redeemed                         (30,014,794)      (588,354,664)
                                       -------------     --------------
Net increase                              20,018,936     $  452,210,572
                                       =============     ==============



Class B Shares for the Year                                  Dollar
Ended August 31, 2000                      Shares            Amount

Shares sold                               46,742,875     $1,183,282,271
Shares issued to shareholders
in reinvestment of distributions           6,702,197        156,429,267
                                       -------------     --------------
Total issued                              53,445,072      1,339,711,538
Automatic conversion of shares           (6,990,131)      (171,422,234)
Shares redeemed                         (21,307,246)      (528,575,323)
                                       -------------     --------------
Net increase                              25,147,695     $  639,713,981
                                       =============     ==============



Class C Shares for the Year                                  Dollar
Ended August 31, 2001                      Shares            Amount

Shares sold                               19,649,798      $ 398,451,299
Shares issued to shareholders
in reinvestment of distributions           1,883,024         40,070,750
                                       -------------      -------------
Total issued                              21,532,822        438,522,049
Shares redeemed                          (5,988,822)      (116,642,025)
                                       -------------      -------------
Net increase                              15,544,000      $ 321,880,024
                                       =============      =============



Class C Shares for the Year                                  Dollar
Ended August 31, 2000                      Shares            Amount

Shares sold                                9,791,460      $ 253,121,222
Shares issued to shareholders
in reinvestment of distributions           1,005,364         23,636,119
                                       -------------      -------------
Total issued                              10,796,824        276,757,341
Shares redeemed                          (3,363,502)       (83,902,865)
                                       -------------      -------------
Net increase                               7,433,322      $ 192,854,476
                                       =============      =============



Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Year                                  Dollar
Ended August 31, 2001                      Shares            Amount

Shares sold                               22,121,329      $ 483,271,130
Automatic conversion of shares             6,619,040        138,401,702
Shares issued to shareholders
in reinvestment of distributions           4,891,364        109,175,246
                                       -------------      -------------
Total issued                              33,631,733        730,848,078
Shares redeemed                         (16,176,359)      (337,905,659)
                                       -------------      -------------
Net increase                              17,455,374      $ 392,942,419
                                       =============      =============



Class D Shares for the Year                                  Dollar
Ended August 31, 2000                      Shares            Amount

Shares sold                               21,376,393      $ 562,677,915
Automatic conversion of shares             6,644,211        171,422,234
Shares issued to shareholders
in reinvestment of distributions           2,964,749         72,666,009
                                       -------------      -------------
Total issued                              30,985,353        806,766,158
Shares redeemed                          (9,735,407)      (256,028,254)
                                       -------------      -------------
Net increase                              21,249,946      $ 550,737,904
                                       =============      =============



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended August 31, 2001.


6. Reorganization Plan:
On July 11, 2001, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Growth Fund in exchange for newly issued shares of the Fund. These Funds are registered, open-end management investment companies. Merrill Lynch Growth Fund is registered as non-diversified. Both entities have a similar investment objective and are managed by MLIM.


Merrill Lynch Fundamental Growth Fund, Inc., August 31, 2001


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors, Merrill Lynch Fundamental Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)


MetroPark, New Jersey
October 12, 2001



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Fundamental Growth Fund, Inc. during its taxable year ended August 31, 2001:
Record              Payable        Qualifying       Non-Qualifying        Total             Long-Term
Date                  Date      Ordinary Income    Ordinary Income    Ordinary Income     Capital Gains*
Class A Shares
12/14/00            12/20/00       $.104717           $1.455446           $1.560163          $.397397

Class B Shares
12/14/00            12/20/00       $.090073           $1.251915           $1.341988          $.397397

Class C Shares
12/14/00            12/20/00       $.092543           $1.286246           $1.378789          $.397397

Class D Shares
12/14/00            12/20/00       $.101274           $1.407593           $1.508867          $.397397

*This entire distribution is subject to a maximum 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.